EXHIBIT 10.22

                                                                  Execution Copy

                   WAIVER TO SECOND AMENDED AND RESTATED
                          CONTINGENT MULTICURRENCY
                     NOTE PURCHASE COMMITMENT AGREEMENT


         THIS WAIVER TO SECOND AMENDED AND RESTATED CONTINGENT MULTICURRENCY NOTE PURCHASE COMMITMENT AGREEMENT ("Waiver"), dated as of April 25, 2001, is entered into by and between STORAGE TECHNOLOGY CORPORATION, a Delaware corporation (the "Borrower") and BANK OF AMERICA, N.A. (formerly Bank of America National Trust & Savings Association) ("BofA").

                                   RECITALS

         WHEREAS, the Borrower and BofA are parties to that certain Second Amended and Restated Contingent Multicurrency Note Purchase Commitment Agreement, dated as of January 15, 1998 (as amended, supplemented or modified from time to time, the "Agreement"), pursuant to which the Borrower has agreed to issue and sell to BofA, and BofA has agreed to purchase from Borrower, certain notes issued by the Borrower.

         WHEREAS, the Borrower has reported to BofA that it and its Subsidiaries will have a Consolidated Net Loss of $3,004,000 and Consolidated Operating Loss of $5,167,000, in each case, for the Fiscal Quarter ended March 31, 2001 (the "Net Loss").

         WHEREAS, the Borrower as result of the Net Loss will be in Collateral Status on first Purchase Date after the delivery of the Compliance Certificate setting forth the Net Loss and required pursuant to Section 6.01(h) of the Agreement to fund the Collateral Account in the manner set forth in Section 6.01(h)(i)(C) of the Agreement (such requirement to fund as a result of the Net Loss, the "Funding Requirement").

         WHEREAS, as a result of the Net Loss, Borrower will violate its negative covenant set forth in Section 6.02(a) of the Agreement and the violation of such covenant is a Termination Event under the Agreement (such violation and the resulting Termination Event, the "Net Loss Termination Event")

         WHEREAS, the Borrower has requested that BofA waive its anticipated Collateral Status, the related Funding Requirement and the Net Loss Termination Event.

         WHEREAS, BofA is willing to waive the Borrower's anticipated Collateral Status, the related Funding Requirement and the Net Loss Termination Event, subject to the terms and conditions of this Waiver.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  Unless otherwise defined herein, capitalized terms used
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herein shall have the meanings, if any, assigned to them in the Agreement.

2. Waiver of Borrower's Anticipated Collateral Status.
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(a) Subject to and upon the terms and conditions contained herein, BofA hereby agrees to waive the condition contained in Section 6.01(h)(ii)(A)(I)(b) of the Agreement, the related Funding Requirement and the Net Loss Termination Event (the "Collateral Status Waiver"), solely to the extent such conditions (i) relate to the anticipated Collateral Status of the Borrower and the Funding Requirement and (ii) are not satisfied solely as a result of the Net Loss.

(b) Except to the extent specifically set forth in Section 2(a), nothing contained herein shall constitute, or be deemed to constitute, a waiver of (or otherwise affect BofA's ability to enforce) any other event that would give rise to the Borrower being in Collateral Status or that would otherwise require the Borrower to fund the Collateral Account pursuant to Section 6.01(h)(i)(C) of the Agreement, any other breach of a covenant or Termination Event, including without limitation (i) any event that may now or hereafter exist or arise from or otherwise be related to the Net Loss and (ii) any event arising at any time after the Effective Date and which is similar in type to the Net Loss.

(c) The parties hereto hereby agree that this Waiver and the Collateral Status Waiver shall only apply, and then only to the extent specifically set forth herein, to Purchase Dates falling between the period beginning on the first Purchase Date after the delivery of the Compliance Certificate setting forth the Net Loss to, but excluding, the earlier of (i) the first Purchase Date after which the Borrower has delivered a new Compliance Certificate for the next Fiscal Quarter of the Borrower as provided in Section 6.1(g) of the Agreement, and (ii) August 24, 2001.

3. Representations and Warranties.  The Borrower hereby represents and warrants
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to BofA as of the Effective Date, as follows:

(a) Subject to the Collateral Status Waiver, no Unmatured Termination Event or Termination Event has occurred or is continuing.

(b) Subject to the Collateral Status Waiver, all representations and warranties of the Borrower contained in the Agreement are true and correct on and as of the date hereof as though made on and as of such date.

(c) The Borrower is entering into this Waiver on the basis of its own investigation and for its own reasons, without reliance upon BofA or any other Person.

4. Effective Date.  This Waiver will become effective on the date first above
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written (the "Effective Date"), provided that each of the following conditions
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precedent is satisfied:

(a) BofA has received from the Borrower a duly executed original (or, if elected by BofA, an executed facsimile copy) of this Waiver.

(b) All representations and warranties contained herein are true and correct as of the Effective Date.

5. Reservation of Rights. The Borrower acknowledges and agrees that neither BofA's forbearance in exercising its rights and remedies in connection with the Collateral Status Waiver, nor the execution and delivery by BofA of this Waiver, shall, or shall be deemed to (i) create a course of dealing or otherwise obligate BofA to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) waive, relinquish or impair any right of BofA to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Collateral Status Waiver.

6. Miscellaneous.
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(a) All terms, covenants and provisions of the Agreement are and shall remain in full force and effect.

(b) This Waiver shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver.

(c) This Waiver may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and BofA is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(d) This Waiver may not be amended except in accordance with the provisions of the Agreement.

(e) The Borrower covenants to pay to or reimburse BofA, upon demand, for all costs and expenses (including reasonable attorney costs) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and the administration of the Collateral Status Waiver.

(f) This Waiver is an Agreement Document executed pursuant to the Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Agreement.

(g) THIS WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

(h) The Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed in all respects. From and after the date hereof, all references to the Agreement in any agreement, instrument or document shall be references to the Agreement as supplemented hereby.

(i) The Agreement (including this Waiver) and the other Agreement Documents contain the entire understanding of the parties with respect to the transactions contemplated hereby and thereby and supersedes all prior arrangements or understandings with respect thereto.

(j) Whenever possible, each provision of this Waiver will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Waiver is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Waiver, except to the extent that such prohibition or invalidity would constitute a material change in the terms of this Waiver taken as a whole.

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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Waiver as of the date first above written.



STORAGE TECHNOLOGY CORPORATION

By:
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  Name:
        ------------------------------------------------------
  Title:
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BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings
Association)

By:
    ----------------------------------------------------------
  Name:
        ------------------------------------------------------
  Title:
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